Exhibit 10.1

[EXECUTION VERSION]

AMENDMENT NO. 2, dated as of July 18, 2019 (this “Amendment”), to the CREDIT AGREEMENT dated as of May 21, 2018 (as amended by Amendment No. 1 dated as of December 18, 2018, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among WILLIAM LYON HOMES, INC., a California corporation (the “Borrower”), WILLIAM LYON HOMES, a Delaware corporation (“Parent”), the lenders from time to time party thereto (the “Lenders”), and JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders.

A. Pursuant to the Credit Agreement, the Lenders have extended, and have agreed to extend, credit to the Borrower.

B. The Borrower and Parent have requested to amend the Credit Agreement to extend the Termination Date and to make certain other changes thereto, in each case as provided herein.

C. Section 10.1 of the Credit Agreement requires the consent of all affected Lenders for any extension of the Termination Date.

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Defined Terms. Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement.

SECTION 2. Amendment to the Credit Agreement. Subject to the satisfaction of the conditions set forth in Section 4 hereof, the Credit Agreement is hereby amended as follows:

(a) Section 1.1 is hereby amended as follows:

(i) The following definitions are hereby added in the appropriate alphabetical order:

“Beneficial Ownership Certification”: a certification regarding beneficial ownership as required by the Beneficial Ownership Regulation.

“Beneficial Ownership Regulation”: 31 C.F.R. § 1010.230.

“BHC Act Affiliate”: with respect to any Person, an “affiliate (as such term is defined under, and interpreted in accordance with, 12 U.S.C. § 1841(k)) of such Person.

“Convertible Indebtedness”: Indebtedness of Parent or the Borrower (which may be guaranteed by the Guarantors) permitted to be incurred under the terms of this Agreement that is either (a) convertible or exchangeable into common stock of Parent (and cash in lieu of fractional shares) and/or cash (in an amount determined by reference to the price of such common stock) or (b) sold as units with call options, warrants or rights to purchase (or substantially equivalent derivative transactions) that are exercisable for common stock of Parent and/or cash (in an amount determined by reference to the price of such common stock).

“Covered Entity”: (a) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (b) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (c) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

“Covered Party”: as defined in Section 10.21.

“Default Right”: as defined in, and interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“Permitted Bond Hedge Transaction”: any call or capped call option (or substantively equivalent derivative transaction) on Parent’s common stock purchased by Parent in connection with the issuance of any Convertible Indebtedness; provided that the purchase price for such Permitted Bond Hedge Transaction, minus the proceeds received by Parent from the sale of any related Permitted Warrant Transaction, does not exceed the net proceeds received by Parent from the sale of such Convertible Indebtedness issued in connection with the Permitted Bond Hedge Transaction.

“Permitted Warrant Transaction”: any call option, warrant or right to purchase (or substantively equivalent derivative transaction) on Parent’s common stock sold by Parent substantially concurrently with any purchase by Parent of a related Permitted Bond Hedge Transaction.

“QFC”: the meaning assigned to the term “qualified financial contract” in, and interpreted in accordance with, 12 U.S.C. § 5390(c)(8)(D).

“QFC Credit Support”: as defined in Section 10.21.

“Supported QFC”: as defined in Section 10.21.

“U.S. Special Resolution Regime”: as defined in Section 10.21.

(ii) The definition of “Capital Stock” is hereby amended and restated in its entirety to read as follows:

“Capital Stock”: any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interests in (however designated) equity of any Person, including any preferred stock, but excluding any debt securities convertible into such equity interests or cash based on the value of such equity interests.

(iii) The definition of “Hedging Obligations” is hereby amended and restated in its entirety to read as follows:

“Hedging Obligations”: of a Person, any and all obligations of such Person, whether absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor) pursuant to (a) any interest rate swap agreement, interest rate collar agreement or other similar agreement or arrangement designed to protect such Person against fluctuations in interest rates, (b) agreements or arrangements designed to protect such Person against fluctuations in foreign currency exchange rates in the conduct of its operations, or (c) any forward contract, commodity swap agreement, commodity option agreement or other similar agreement or arrangement (i) designed to protect such Person against fluctuations in commodity prices or (ii) entered into in connection with a Permitted Bond Hedge Transaction or Permitted Warrant Transaction, in each case of clauses (a) through (c) of this definition, entered into in the ordinary course of business for bona fide hedging purposes and not for the purpose of speculation.

(iv) The definition of “Termination Date” is hereby amended and restated in its entirety to read as follows:

“Termination Date”: May 21, 2022.

(b) Section 3.7 is hereby amended and restated in its entirety to read as follows:

“If any draft shall be presented for payment under any Letter of Credit, the Issuing Lender of such Letter of Credit shall, within the period stipulated by the terms and conditions of such Letter of Credit after receipt thereof, examine such draft. After such examination, such Issuing Lender shall promptly (a) notify the Borrower and the Administrative Agent by email of such request and whether such Issuing Lender has made or will make payment under such Letter of Credit and (b) provide a copy of such draft to the Administrative Agent and to the Borrower; provided that any failure to give or delay in giving such notice shall not relieve the Borrower of its obligations to reimburse the Issuing Lender hereunder. The responsibility of the Issuing Lender to the Borrower in connection with any draft presented for payment under any Letter of Credit shall, in addition to any payment obligation expressly provided for in such Letter of Credit, be limited to determining that the documents (including each draft) delivered under such Letter of Credit in connection with such presentment are substantially in conformity with such Letter of Credit.”

(c) Section 6.1(k) is hereby amended by adding the words “, including regarding any change to the information provided in any Beneficial Ownership Certification provided under the Loan Documents that, to the knowledge of Parent or the Borrower, would result in a change to the list of beneficial owners identified therein” after the words “as the Administrative Agent or any Lender may from time to time reasonably require”.

(d) Section 7.1(c) is hereby amended and restated in its entirety to read as follows:

“Minimum Net Worth Test. As of the end of each fiscal quarter, fail to maintain minimum Consolidated Tangible Net Worth of not less than (a) $642,500,000 plus (b) the sum of (i) 50% of the cumulative Consolidated Net Income (excluding any Consolidated Net Income realized from the reversal of any deferred tax assets), if positive, of the Loan Parties and their Subsidiaries from and after April 1, 2019, plus (ii) 50% of the net proceeds from any equity offerings of Parent from and after April 1, 2019, plus (iii) 75% of deferred tax assets to the extent included on the financial statements delivered in accordance with Section 6.1.”

(e) Section 7.4 is hereby amended to (i) replace the words “7% of Consolidated Tangible Assets” with “25% of Consolidated Tangible Net Worth” in clause (p) thereof, (ii) remove the word “and” at the end of clause (p) thereof, (iii) replace the “.” at the end of clause (q) thereof with “; and”, and (iv) insert at the end thereof the following as a new clause (r):

“(r) any payments in connection with a Permitted Bond Hedge Transaction.”

(f) Section 7.7 is hereby amended to replace the “.” at the end of such section with the following proviso:

“; provided further that the foregoing provision shall not prohibit (x) any payments in connection with a Permitted Bond Hedge Transaction and (y) the settlement of any related Permitted Warrant Transaction (i) by delivery of shares of Parent’s common stock upon settlement thereof or (ii) by (A) set-off against the related Permitted Bond Hedge Transaction or (B) payment of an early termination amount thereof in common stock upon any early termination thereof.

(g) Section 7.8 is hereby amended by amending and restating in its entirety clause (c) thereof to read as follows:

“(c) Indebtedness which is exchanged for, or converted into, Capital Stock (or securities to acquire Capital Stock) of any Loan Party, including the making of cash payments in connection with any conversion of Convertible Indebtedness in an aggregate amount not to exceed the sum of (i) the principal amount of such Convertible Indebtedness plus (ii) any payments received by the Parent or any of its Restricted Subsidiaries pursuant to the exercise, settlement or termination of any related Permitted Bond Hedge Transaction and”

(h) Section 8(e) is hereby amended and restated in its entirety to read as follow:

“any Loan Party shall (i) default in making any payment of any principal of or interest on any Indebtedness (including any Contingent Obligation, but excluding the Loans and Non-Recourse Indebtedness) beyond the period of grace, if any, provided in the instrument or agreement under which such Indebtedness was created, or (ii) default in the observance or performance of any other agreement or condition relating to any such Indebtedness or Contingent Obligations or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or beneficiary of such Indebtedness (or a trustee or agent on behalf of such holder or beneficiary) to cause, with the giving of notice if required, such Indebtedness to become due prior to its stated maturity or (in the case of any such Indebtedness constituting a Contingent Obligation) to become payable (in each case, other than any event which triggers any conversion right of holders of Convertible Indebtedness); provided, that a default, event or condition described in clause (i) or (ii) of this paragraph (e) shall not at any time constitute an Event of Default unless, at such time, one or more defaults, events or conditions of the type described in clauses (i) and (ii) of this paragraph (e) shall have occurred and be continuing with respect to Indebtedness or Contingent Obligations the aggregate outstanding principal amount of which is $10,000,000 or more;

(i) Section 10.18 is hereby amended and restated in its entirety to read as follows:

“USA Patriot Act and Beneficial Ownership Regulation. Each Lender and the Administrative Agent (for itself and not on behalf of any Lender) hereby notifies the Borrower that pursuant to the requirements of The Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (Title III of Pub. L. 107-56 (signed into law October 26, 2001, and as subsequently amended and reauthorized)) (the “Patriot Act”) and/or the Beneficial Ownership Regulation, it is required to obtain, verify and record information that identifies the Borrower, which information includes the name and address of the Borrower and other information that will allow such Lender to identify the Borrower in accordance with the Patriot Act and the Beneficial Ownership Regulation.”

(j) The following new Section 10.21 is hereby added immediately after Section 10.20:

“Acknowledgement Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for agreements pursuant to which Hedging Obligations arise, are evidenced or are acquired, or any other agreement or instrument that is a QFC (such support, “QFC Credit Support” and each such QFC, a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regime”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States).

In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.”

SECTION 3. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, Parent and the Borrower represent and warrant to each of the Lenders and the Administrative Agent that, after giving effect to this Amendment, (a) the representations and warranties set forth in Section 4 of the Credit Agreement are true and correct in all material respects (except any representations and warranties which are qualified by materiality or reference to Material Adverse Effect, which are true and correct in all respects) on and as of the Amendment No. 2 Effective Date (as defined below) as if made on and as of the Amendment No. 2 Effective Date, provided if any such representations and warranties are expressly made only as of a prior date, such representations and warranties are true and correct in all material respects (except any representations and warranties which are qualified by materiality or reference to Material Adverse Effect, which are true and correct in all respects) as of such prior date (except that the financial statements referred to in the second sentence of Section 4.1 of the Credit Agreement shall be deemed to be those financial statements most recently delivered to the Administrative Agent pursuant to Section 6.1 of the Credit Agreement); and (b) no Default or Event of Default shall have occurred and be continuing on the Amendment No. 2 Effective Date.

SECTION 4. Amendment Effectiveness. This Amendment shall become effective on the date (the “Amendment No. 2 Effective Date”) on which the following conditions have been satisfied or waived in accordance with Section 10.1 of the Credit Agreement:

(a) the Administrative Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of the Borrower, Parent and each Lender;

(b) the Administrative Agent shall have received the following supporting documents with respect to each of Parent, the Borrower and the other Loan Parties: (i) a copy of its certificate or articles of incorporation, formation, organization or certificate of limited partnership (as applicable), certified as of a date reasonably close to the Amendment No. 2 Effective Date to be a true and accurate copy by the Secretary of State (or similar governmental authority) of its state of incorporation or formation; (ii) a copy of its by-laws, partnership agreement or operating agreement (as applicable), certified by its secretary or assistant secretary, general partner, manager or other appropriate Person (as applicable) to be a true and accurate copy of its by-laws, partnership agreement or operating agreement (as applicable) in effect on the Amendment No. 2 Effective Date; (iii) a certificate of its secretary or assistant secretary, general partner, manager or other appropriate Person (as applicable), as to the incumbency and signatures of its officers or other Persons who have executed any documents on behalf of such Loan Party in connection with the transactions contemplated by this Amendment; (iv) a copy of resolutions of its board of directors, partners, members, managers or similar governing authority (each, a “Governing Body”), certified by its secretary or assistant secretary, general partner, manager or other appropriate Person (as applicable) to be a true and accurate copy of resolutions duly adopted by such Governing Body and in full force and effect on the Amendment No. 2 Effective Date, authorizing the execution and delivery by it of this Amendment and any other Loan Documents delivered on the Amendment No. 2 Effective Date to which it is a party and the performance by it of all its obligations thereunder; and (v) such additional supporting documents and other information with respect to its operations and affairs as the Administrative Agent may reasonably request;

(c) the Administrative Agent shall have received a favorable legal opinion of Latham & Watkins LLP, counsel to the Borrower and its Subsidiaries, in form and substance reasonably acceptable to the Administrative Agent;

(d) the Administrative Agent shall have received a certificate signed by a duly authorized officer of the Parent certifying the accuracy of the representations and warranties set forth in Section 3 hereof;

(e) the Administrative Agent and the Lenders shall have received, to the extent requested, (i) all documentation and other information required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the Patriot Act, and (ii) to the extent the Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, a Beneficial Ownership Certification in relation to the Borrower;

(f) the Borrower shall have paid (or caused to be paid) to the Administrative Agent, for the account of each Lender party hereto, an upfront fee equal to the sum of (i) 0.125% of the amount of such Lender’s Commitment (whether drawn or undrawn) under the Credit Agreement as in effect immediately prior to the Amendment No. 2 Effective Date and (ii) 0.375% of the amount by which such Lender’s Commitment (whether drawn or undrawn) under the Credit Agreement as in effect on the Amendment No. 2 Effective Date exceeds such Lender’s Commitment (whether drawn or undrawn) under the Credit Agreement (if any) as in effect immediately prior to the Amendment No. 2 Effective Date; and

(g) the Administrative Agent and the Lenders shall have received reimbursement of all expenses required to be paid by the Borrower in connection with the transactions contemplated hereby.

SECTION 5. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Issuing Lenders or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. After the date hereof, any reference to the Credit Agreement shall mean the Credit Agreement as modified hereby. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 6. Acknowledgement and Consent. Each Loan Party hereby acknowledges that it has read this Amendment and consents to the terms hereof and further hereby affirms, confirms and agrees that (a) notwithstanding the effectiveness of this Amendment, the obligations of such Loan Party under each of the Loan Documents to which it is a party shall not be impaired and each of the Loan Documents to which such Loan Party is a party is, and shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects, in each case, as amended hereby; and (b) its guaranty of the Obligations as and to the extent provided in the Guarantee Agreement as originally executed shall continue in full force and effect in respect of the Obligations as modified hereby.

SECTION 7. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same contract. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or other customary means of electronic transmission (e.g., “pdf”) shall be as effective as delivery of a manually executed counterpart hereof.

SECTION 8. Applicable Law. THIS AMENDMENT AND ALL CLAIMS AND CONTROVERSIES IN CONNECTION HEREWITH SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 9. Submission to Jurisdiction; Waivers. Section 10.12 of the Credit Agreement is hereby incorporated by reference in this Amendment, mutatis mutandis, and each of the parties hereto shall be bound by the terms and provisions of Section 10.12 as if such terms and provisions were originally set forth herein.

SECTION 10. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the date and year first above written.

WILLIAM LYON HOMES, INC.,

by	/s/ Colin T. Severn
Name: Colin T. Severn
Title: Senior Vice President and Chief Financial Officer

WILLIAM LYON HOMES,

by	/s/ Colin T. Severn
Name: Colin T. Severn
Title: Senior Vice President and Chief Financial Officer

DUXFORD FINANCIAL, INC. PH VENTURES-SAN JOSE PH-LP VENTURES PH-RIELLY VENTURES PRESLEY CMR, INC. SYCAMORE CC, INC., as Subsidiary Guarantors

by	/s/ Matthew R. Zaist
	Name:	Matthew R. Zaist
	Title:	President and Chief Operating Officer

WILLIAM LYON SOUTHWEST, INC. PRESLEY HOMES POLYGON WLH LLC, as Subsidiary Guarantors

by	/s/ Matthew R. Zaist
	Name:	Matthew R. Zaist
	Title:	President and Chief Executive Officer

[Signature Page to Amendment No. 2 to Credit Agreement]

CALIFORNIA EQUITY FUNDING, INC. HSP INC., as Subsidiary Guarantors

by	/s/ Matthew R. Zaist
	Name:	Matthew R. Zaist
	Title:	Executive Vice President

LYON WATERFRONT LLC LYON EAST GARRISON COMPANY I, LLC CIRCLE G AT THE CHURCH FARM NORTH JOINT VENTURE, LLC MOUNTAIN FALLS, LLC, as Subsidiary Guarantors

By:	WILLIAM LYON HOMES, INC., its Sole Member

	by	/s/ Matthew R. Zaist
		Name:	Matthew R. Zaist
		Title:	President and Chief Executive Officer

WLH ENTERPRISES, as a Subsidiary Guarantor

By:	WILLIAM LYON HOMES, INC., its General Partner

	by	/s/ Matthew R. Zaist
		Name:	Matthew R. Zaist
		Title:	President and Chief Executive Officer

By:	PRESLEY CMR, Inc., its General Partner

	by	/s/ Matthew R. Zaist
		Name:	Matthew R. Zaist
		Title:	President and Chief Executive Officer

[Signature Page to Amendment No. 2 to Credit Agreement]

MOUNTAIN FALLS GOLF COURSE, LLC, as a Subsidiary Guarantor

By:	WLH ENTERPRISES

	By:	WILLIAM LYON HOMES, INC., its General Partner

		by	/s/ Matthew R. Zaist
			Name:	Matthew R. Zaist
			Title:	President and Chief Executive Officer

	By:	PRESLEY CMR, Inc., its General Partner

		by	/s/ Matthew R. Zaist
			Name:	Matthew R. Zaist
			Title:	President and Chief Operating Officer

THE INDIRECT SUBSIDIARIES OF PARENT SET FORTH ON SCHEDULE I HERETO, as Subsidiary Guarantors

By:	POLYGON WLH LLC., its Sole Member

	by	/s/ Matthew R. Zaist
		Name:	Matthew R. Zaist
		Title:	President and Chief Executive Officer

[Signature Page to Amendment No. 2 to Credit Agreement]

WLH COMMUNITIES LLC

RSI JURUPA VALLEY LLC

RSI COMMUNITIES – CALIFORNIA LLC

WLH COMMUNITIES – TEXAS LLC

RSI CONSTRUCTION SERVICES LLC

WLH COMMUNITIES – ALDERWOOD LLC

WLH STILLWATER LLC

WLH STONEWALL LLC

WLH PRADO LLC

WLH TRAILS AT LEANDER LLC

WLH ONION CREEK LLC,

as Subsidiary Guarantors

by	/s/ Matthew R. Zaist
	Name:	Matthew R. Zaist
	Title:	Vice President

WLH COMMUNITIES REALTY INC., as a Subsidiary Guarantor

by	/s/ Matthew R. Zaist
	Name:	Matthew R. Zaist
	Title:	President

[Signature Page to Amendment No. 2 to Credit Agreement]

JPMORGAN CHASE BANK, N.A., individually and as Administrative Agent,

by	/s/ Chiara Carter
	Name:	Chiara Carter
	Title:	Executive Director

[Signature Page to Amendment No. 2 to Credit Agreement]

SIGNATURE PAGE TO

AMENDMENT NO. 2 TO

WILLIAM LYON HOMES, INC.

CREDIT AGREEMENT DATED AS OF MAY 21, 2018

Name of Lender: CITIBANK, N.A.

by	/s/ Maureen R. Maroney
Name: Maureen R. Maroney
Title: Authorized Signatory

by
Name:
Title:

SIGNATURE PAGE TO

AMENDMENT NO. 2 TO

WILLIAM LYON HOMES, INC.

CREDIT AGREEMENT DATED AS OF MAY 21, 2018

Name of Lender: CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

by	/s/ William O’Daly
Name: William O’Daly
Title: Authorized Signatory

by	/s/ Brady Bingham
Name: Brady Bingham
Title: Authorized Signatory

SIGNATURE PAGE TO

AMENDMENT NO. 2 TO

WILLIAM LYON HOMES, INC.

CREDIT AGREEMENT DATED AS OF MAY 21, 2018

Name of Lender: SUNTRUST BANK

by	/s/ Ryan Almond
Name: Ryan Almond
Title: Director

SIGNATURE PAGE TO

AMENDMENT NO. 2 TO

WILLIAM LYON HOMES, INC.

CREDIT AGREEMENT DATED AS OF MAY 21, 2018

Name of Lender: BBVA USA

by	/s/ Ben Weimer
Name: Ben Weimer
Title: Sr. Vice President

by
Name:
Title:

SIGNATURE PAGE TO

AMENDMENT NO. 2 TO

WILLIAM LYON HOMES, INC.

CREDIT AGREEMENT DATED AS OF MAY 21, 2018

Name of Lender: COMERICA BANK

by	/s/ David Plattner
Name: David Plattner
Title: Vice President

SIGNATURE PAGE TO

AMENDMENT NO. 2 TO

WILLIAM LYON HOMES, INC.

CREDIT AGREEMENT DATED AS OF MAY 21, 2018

Name of Lender: Zions Bancorporation, N.A. (fka ZB, N.A.) dba California Bank & Trust

by	/s/ Stefan Junus
Name: Stefan Junus
Title: Senior Vice President

by
Name:
Title:

SIGNATURE PAGE TO

AMENDMENT NO. 2 TO

WILLIAM LYON HOMES, INC.

CREDIT AGREEMENT DATED AS OF MAY 21, 2018

Name of Lender: FLAGSTAR BANK, FSB

by	/s/ Phillip Trujillo
Name: Phillip Trujillo
Title: Vice President

by
Name:
Title:

Schedule I

INDIRECT SUBSIDIARIES

460 Central, L.L.C.

Baseline Woods SFD I, L.L.C.

Baseline Woods SFD II, L.L.C.

Baseline Woods West, L.L.C.

Bethany Creek Falls, L.L.C.

Brownstone at Issaquah Highlands, L.L.C.

Bryant Heights, L.L.C.

Bull Mountain Ridge, L.L.C.

Calais at Villebois, L.L.C.

Cascadian King Company, L.L.C.

Cascadian South L.L.C.

Cascara at Redmond Ridge, L.L.C.

Cedar Falls Way LLC

Cornelius Pass Townhomes, L.L.C.

Edgewater at Tualatin, L.L.C.

Grande Pointe at Villebois, L.L.C.

High Point III, L.L.C.

Highcroft at Sammamish, L.L.C.

Issaquah Highlands Investment Fund, L.L.C.

Les Bois at Villebois, L.L.C.

Mill Creek Terrace, L.L.C.

Murray & Weir SFD, L.L.C.

Orenco Woods SFD, L.L.C.

Peasley Canyon Homes, L.L.C.

PNW Cascadian Company, L.L.C.

Polygon at Brenchley Estates, L.L.C.

Polygon at Sunset Ridge, L.L.C.

Polygon at Villebois II, L.L.C.

Polygon at Villebois III, L.L.C.

Polygon at Villebois IV, L.L.C.

Polygon at Villebois V, L.L.C.

Polygon Northwest Company, L.L.C.

Polygon Paymaster, L.L.C.

Ridgeview Townhomes, L.L.C.

Riverfront MF, L.L.C.

Riverfront SF, L.L.C.

Silverlake Center, L.L.C.

Spanaway 230, L.L.C.

Sparrow Creek, L.L.C.

The Reserve at Maple Valley, L.L.C.

The Reserve at North Creek, L.L.C.

Twin Creeks at Cooper Mountain, L.L.C.

Viewridge at Issaquah Highlands, L.L.C.

W. R. Townhomes F, L.L.C.